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                                                                   EXHIBIT 10.23

                     EXCLUSIVE HOTEL DEVELOPMENT AGREEMENT

                          AND COVENANT NOT TO COMPETE


          THIS EXCLUSIVE HOTEL DEVELOPMENT AGREEMENT AND COVENANT NOT TO COMPETE (this "Agreement") is entered as of October 26, 1999 (the "Effective Date") by and among (i) HUMPHREY HOSPITALITY LIMITED PARTNERSHIP (the "Partnership"), a Virginia limited partnership, HUMPHREY HOSPITALITY REIT TRUST ("HHREIT"), a Maryland business trust and the general partner of the Partnership, and HUMPHREY HOSPITALITY TRUST, INC. ("HHTI"), a Virginia corporation and the sole shareholder of HHREIT (HHTI, HHREIT and the Partnership are collectively referred to as the "Company") on the one hand, and (ii) STEVE H. BORGMANN, in his individual capacity ("Mr. Borgmann"), on the other hand.

          THE PARTIES ENTER THIS AGREEMENT on the basis of the following facts, understandings and intentions:

     A. Since 1978, Mr. Borgmann has been continuously and actively engaged in various aspects of hotel acquisition, development, management and operation, personally, for companies and joint ventures controlled by Mr. Borgmann and for Supertel Hospitality, Inc. ("STH"), a Delaware corporation.

     B. HHTI and STH have entered into an Agreement and Plan of Merger pursuant to which STH shall be merged with and into HHTI (the "Merger") and the Company will acquire, among other things, ownership of the Hotel Properties currently owned by STH. Upon completion of the Merger, the separate existence of STH shall cease and HHTI shall be the surviving entity in the Merger.

     C. HHTI's primary objective is to maximize shareholder value through its majority partnership interest in the Partnership by participating in increased room revenues from hotels owned by the Partnership through percentage leases and by acquiring operating hotels that meet the Partnership's investment criteria.

     D. Mr. Borgmann and the Company acknowledge that they are executing this Agreement in connection with, and as an inducement to HHTI to enter into, the Merger Agreement, and have determined that, in connection with the Merger, it is desirable to set forth in this Agreement certain covenants and agreements with respect to Hotel Development Activities, as hereinafter defined, of Mr. Borgmann, personally and through the Borgmann Affiliates.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties provided for in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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     1.   Definitions. The following terms as used in this Agreement shall have
          -----------
the following meanings (applicable to both the singular and plural forms of the terms defined):

          a.   "Acquisition of Hotel Property" means engaging in the activity of
                -----------------------------
soliciting, seeking to acquire (or obtaining an option or first right of refusal to acquire) and/or acquiring, any interest in any Hotel Property.

          b.   "Affiliate" means (i) any person directly or indirectly owning,
                ---------
controlling, or holding, with power to vote ten percent or more of the outstanding voting securities of such other person, (ii) any person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other person, (iii) any person directly or indirectly controlling, controlled by, or under common control with such other person, (iv) any executive officer, director, trustee or general partner of such other person, and (v) any legal entity for which such person acts as an executive officer, director, trustee or general partner. The term "person" means and includes any natural person, corporation, partnership, association, limited liability company or any other legal entity. An indirect relationship shall include circumstances in which a person's spouse is associated with a person.

          c.   "Hotel Construction" means the construction, renovation or repair
                ------------------
of improvements on any Hotel Property by Mr. Borgmann or a Borgmann Affiliate.

          d.   "Hotel Development Activity" means engaging in directly, through
                --------------------------
an Affiliate, or being employed as a developer, director, officer, manager, consultant or advisor or in a similar capacity by any entity undertaking, or otherwise undertaking to do any of the following: (i) Acquisition of Hotel Property, (ii) Hotel Construction, (iii) Hotel Entitlements, (iv) Speculation, or (v) Hotel Management and Operation.

          e.   "Hotel Entitlements" means engaging in the process by which a
                ------------------
person with an interest in any Property obtains necessary or desirable governmental approvals, licenses, permits, entitlement or agreements for the commencement of Hotel Construction.

          f.   "Hotel Management and Operation" means engaging in or otherwise
                ------------------------------
undertaking the day-to-day management and operation of Hotel Property, whether pursuant to a master lease, management agreement or other arrangement.

          g.   "Hotel Property" means any Property that is used in whole or in
                --------------
part for hotel purposes, including, without limitation, motels, motor inns, extended-stay hotels and the like, whether in fee or leasehold, together with all improvements and fixtures now or hereafter located thereon, all rights, privileges and easements appurtenant thereto, and all tangible and intangible personal property owned and used in connection therewith.

          h.   "Independent Director" shall mean a member of the Board of
                --------------------
Directors of HHTI who is defined as an "Independent Director" in the Articles of Incorporation of HHTI.

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          i.    "Property" means any real property or any interest therein.
                 --------

          j.    "Borgmann Affiliate" means any Affiliate of Mr. Borgmann.
                 ------------------

          k.    "Speculation" means engaging in the activity of soliciting,
                 -----------
seeking to acquire (or obtaining an option or a first right of refusal to acquire) and/or acquiring, any interest in a Hotel Property with the intention at any time of acquiring (or obtaining an option or a first right of refusal to acquire) or holding any Hotel Property for subsequent sale or other transfer to any person for purposes of Hotel Development Activity.

     2.   Term. The rights granted to the Company hereunder, and the
          ----
restrictions imposed on Mr. Borgmann and the Borgmann Affiliates, shall commence on the Effective Date and shall terminate two (2) years after the date on which Mr. Borgmann is no longer a director, officer, partner or employee of the Company.

     3.   Negative Covenants. During the term of this Agreement:
          ------------------

          a. Radius Restriction. Mr. Borgmann, personally or through any
             ------------------
Borgmann Affiliate, shall not conduct any Hotel Development Activity within twenty (20) miles of any Hotel Property which the Company either currently owns, is acquiring in connection with the Merger or has the written contractual right to acquire, whether in fee, by ground lease or otherwise, unless a majority of HHTI's Board of Directors, which majority must include a majority of the Independent Directors, have determined that such Hotel Development Activity within the twenty (20) mile radius will not have a material adverse effect on the operations of any Hotel Property which the Company either owns or has a right to acquire; provided, however, that Mr. Borgmann's vote shall not be counted for such purposes.

          b. Limited Hotel Management and Operations. Mr. Borgmann, personally
             ---------------------------------------
or through any Borgmann Affiliate, shall not engage in any Hotel Management and Operation within the radius restriction set out in Section 3(a), except with respect to any Hotel Property managed by Mr. Borgmann or any Borgmann Affiliate as a result of any permitted Hotel Development Activity.

          c. No Beneficial Ownership. Except as expressly permitted by this
             -----------------------
Section 3,Mr. Borgmann, personally or through any Borgmann Affiliate, shall not hold directly or indirectly any beneficial interest in any entity engaged in any Hotel Development Activity within the radius restriction set out in Section 3(a), except for any interest in a company traded on a nationally recognized public securities exchange (including The Nasdaq National Market), provided such interest does not exceed five percent (5%).

          d. Loans. Mr. Borgmann shall not directly or indirectly make any loan
             -----
to, or hold any note evidencing a loan from, any entity engaged in any Hotel Development Activity within the radius restriction set out in Section 3(a).

          e. Competitive Entity. Mr. Borgmann shall not be a director or
             ------------------
trustee, officer, or employee of, or consultant to (whether for compensation or not) any entity engaged in any Hotel Development Activity within the radius restriction set out in Section 3(a), other than a Borgmann Affiliate engaged in any Hotel Development Activity permitted by this Section 3.

          f. Company Hotel Development Activity. Notwithstanding anything to the
             ----------------------------------
contrary contained in this Section 3, from and after the date that the Company notifies Mr. Borgmann in writing that the Company has elected to undertake any additional Hotel Development Activity, Mr. Borgmann, personally or through any Borgmann Affiliate, shall not undertake any Hotel Development Activity within the radius restriction set out in Section 3(a) applicable to such additional Hotel Development Activity without the prior consent of a majority of HHTI's Board of Directors, which majority must include a majority of the Independent Directors, provided, however, that Mr. Borgmann's vote shall not be counted for such purposes, and provided further that this restriction shall terminate if the Company fails to undertake such Hotel Development Activity within 90 days or abandons such activity.

     4.  Notification to Independent Directors. If Mr. Borgmann or any Borgmann
         -------------------------------------
Affiliate desires to engage in any Hotel Development Activity within the radius restriction set out in Section 3(a), Mr. Borgmann shall be obligated to describe fully the proposed activity in a written notice (the "Disclosure Notice") to the Company and the Independent Directors. A Disclosure Notice shall only pertain to a specific proposed project and the referenced proposed project shall be described therein with specificity as to timing, location, scope and the extent of involvement by Mr. Borgmann financially and in terms of his time commitment. A Disclosure Notice may not request approval for any conceptual or non-project specific activity or of any activity which is prohibited by this Agreement.

     5.  Miscellaneous.
         -------------

         a. Complete Agreement; Construction. This Agreement, and the other
            --------------------------------
agreements and documents referred to herein, shall constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

         b. Governing Law.  This Agreement shall be governed by and construed in
            -------------
accordance with the laws of the jurisdiction of the State of Nebraska without regard to the principles of conflicts of laws thereof.

         c. Consent to Jurisdiction. Any dispute and/or controversy of whatever
            -----------------------
nature arising out of or relating to this Agreement by and among the Parties hereto shall only be brought in a local, state or federal court situated within the State of Nebraska and the parties consent to personal jurisdiction in such state for these purposes.

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         d. Notices. All notices and other communications required or permitted
            -------
hereunder shall be in writing, shall be deemed duly given upon actual receipt, and shall be delivered (i) in person, (ii) by registered or certified mail (by air mail if addressed to an address outside of the country in which mailed), postage prepaid, return receipt requested, or (iii) by facsimile or other generally accepted means of electronic transmission (provided that a copy of any notice delivered pursuant to this clause (iii) shall also be sent pursuant to clause (ii), addressed as follows (or to such other addresses as may be specified by like notice to the other parties):

To Mr. Borgmann:                   Mr. Paul J. Borgmann
                                   Supertel Hospitality Management, Inc.
                                   309 North 5/th/ Street
                                   Norfolk, Nebraska 68701

To the Company:                    Mr. James I. Humphrey, Jr.
                                   Humphrey Hospitality Trust, Inc.
                                   12301 Old Columbia Pike
                                   Silver Spring, MD 20904

          e. Amendments. No amendment, modification or supplement to this
             ----------
Agreement shall be binding on any of the parties hereto unless it is in writing and signed by the parties in interest at the time of the modification, and further provided any such modification is approved by a majority of the Independent Directors.

          f. Successors and Assigns.  Neither this Agreement nor any rights or
             ----------------------
obligations hereunder shall be assignable by a party to this Agreement without the prior, express written consent of the other party. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

          g. No Third-Party Beneficiaries. This Agreement is solely for the
             ----------------------------
benefit of the parties to this Agreement and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claims or action or other right in excess of those existing without reference to this Agreement.

          h. Titles and Headings. Titles and headings to paragraphs and sections
             -------------------
in this Agreement are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

          i. Maximum Legal Enforceability; Time of Essence. The parties agree
             ----------------------------
that a breach of the provisions of this Agreement by Mr. Borgmann could not be compensated adequately by money damages; therefore, the Company shall be entitled, in addition to any other right and remedy available to it, to seek an injunction restraining such breach and the Company shall not be required to post a bond in any proceeding brought for such purpose. Mr. Borgmann agrees that the provisions of this Agreement are necessary and reasonable to protect the Company in the conduct of its business. If any restriction contained in this Agreement shall be deemed to be invalid, illegal, or unenforceable by reason of the extent, duration, or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope, or other provisions hereof, and in its reduced form such restriction shall then be enforceable in the manner contemplated hereby. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies, at law or in equity, for such breach or threatened breach. Time shall be of the essence as to each and every provision of this Agreement.

          j. Further Assurances. The parties to this Agreement will execute and
             ------------------
deliver or cause the execution and delivery of such further instruments and documents, and will take such other actions, as any other party to the Agreement may reasonably request in order to effectuate the purpose of this Agreement and to carry out the terms hereof.


                           [SIGNATURE PAGE TO FOLLOW]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.


                                        STEVE H. BORGMANN


                                        /s/ Steve H. Borgmann
                                            ------------------------------------



                                        HUMPHREY HOSPITALITY LIMITED
                                        PARTNERSHIP

                                        By: Humphrey Hospitality REIT Trust
                                            Its:  General Partner


                                        By: /s/ James I. Humphrey, Jr.
                                            ------------------------------------
                                            James I. Humphrey, Jr.
                                            President and Chief Executive
                                            Officer



                                        HUMPHREY HOSPITALITY REIT TRUST


                                        By: /s/ James I. Humphrey, Jr.
                                            ------------------------------------
                                            James I. Humphrey, Jr.
                                            President and Chief Executive
                                            Officer



                                        HUMPHREY HOSPITALITY TRUST, INC.


                                        By: /s/ James I. Humphrey, Jr.
                                            ------------------------------------
                                            James I. Humphrey, Jr.
                                            President and Chief Executive
                                            Officer

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